UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2005 (July 7, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On July 7, 2005, Chesapeake Energy Corporation issued a press release announcing that it has completed its previously announced cash tender offers and consent solicitations (the “Offers”) for any and all of its $245,407,000 aggregate principal amount of 8.125% Senior Notes due 2011 (CUSIP No. 165167AS6) (the “8.125% Notes”) and any and all of its $300,000,000 aggregate principal amount of 9.00% Senior Notes due 2012 (CUSIP No. 165167AX5) (the “9.00% Notes” and, together with the 8.125% Notes, the “Notes”). The Offers expired at 5:00 p.m. EST on Wednesday, July 6, 2005 (the “Expiration Date”). As of the Expiration Date, $237,869,425 or 96.9%, of the aggregate principal amount of the 8.125% Notes were tendered and $299,070,000, or 99.7%, of the aggregate principal amount of the 9.00% Notes were tendered.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated July 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	July 8, 2005

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated July 7, 2005

4